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                                                                   EXHIBIT 10.32

                AGREEMENT FOR ASSIGNMENT AND ASSUMPTION OF LEASE
                 AND CONSENTS OF GUARANTOR AND LANDLORD THERETO

                      I. ASSIGNMENT AND ASSUMPTION OF LEASE

         WHEREAS, TELESERVICES INTERNET GROUP INC., a Florida corporation, with its principal office located at 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701, ("ASSIGNOR") is the corporate successor to VISITORS SERVICES INTERNATIONAL CORP. ("VSI"), a Florida corporation, and an additional tenant by amendment under that certain lease dated on or about July 13, 1995, by and between CITY CENTER ASSOCIATES, LTD., a Florida limited partnership, as Landlord, ("LANDLORD") and as VSI as tenant (the "LEASE"), a copy of which Lease and any and amendments, addenda or supplements to such Lease are attached hereto as Exhibit "A" and by this reference made a part of this Agreement; and

         WHEREAS, Pursuant to that certain Rescission/Reacquisition Settlement Agreement dated of even date herewith, (the "Settlement Agreement") by and between Assignor and THE AFFINITY GROUP, INC., a Florida corporation, with its principal office located at 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701, ("ASSIGNEE"), Assignor agreed to transfer and assign to Assignee, and Assignee agreed to accept same from Assignor, Assignor desires to assign all of its right, title and interest as the tenant under the Lease to Assignee and Assignee, in consideration of said assignment, desires to accept the said assignment and to assume all the obligations of Assignor arising under the Lease on and after this date.

         NOW, THEREFORE, in consideration of the premises, which shall be deemed an integral part of this Assignment and Assumption of Lease and not as mere recitals hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Subject to the written consent of Lessor, Assignor hereby delivers possession of the Premises as described in the Lease to Assignee and assigns, transfers and sets over unto Assignee, its successors and assigns all of Assignor's right, title and interest in and to the Lease, to have and to hold the same unto Assignee, its successors and assigns for the balance of the term of the Lease from this date until the expiration of the term, subject to the payment of the rent and the performance and observance of the covenants, conditions, provisions and stipulations in the Lease reserved and contained therein and henceforth on the part of Assignee, its successors and assigns to be paid, performed and observed; provided, however, that Assignor reserves the right to use and occupy for the balance of the current term of the Lease that portion of the Premises consisting of the office presently used and occupied by Assignor's Secretary, Paul Henry, and up to 120 square feet of additional space within the Premises for storage of Assignee's books and records, the location of which is to be chosen by Assignee.

         2. Assumption. Assignee hereby assumes all of the obligations of Assignor under the Lease and agrees to indemnify and hold Assignor harmless of and from any claims or damages resulting from Assignee's failure to comply with all of the terms and conditions of the Lease from and after the date hereof.

         3. Contractual Landlord's Lien Reinstated. As inducement and further consideration for Landlord's written consent provided below, Assignee and Assignor hereby grant Landlord a Contractual Landlord's Lien according to the terms of Paragraph 20 of the Lease. Notwithstanding that Paragraph 20 was originally stricken from the Lease as executed by Landlord and VSI, Assignee and Assignor hereby expressly agree to the reinstatement of that Paragraph in its entirety, and to be jointly and severally bound by the duties and obligations thereunder.



Assignment and Assumption of Lease
TeleServices Internet Group Inc. --- Assignor
The Affinity Group, Inc. --- Assignee
February ___, 2001
Page 1 of 2
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         IN WITNESS WHEREOF, this Assignment and Assumption of Lease has been duly executed by the parties hereto on the 1st day of March 2001.

WITNESSES:                                  TELESERVICES INTERNET GROUP INC.


/s/ Cathy Davenport                         By: /s/ Paul W. Henry
-----------------------------                  ---------------------------------
                                               Paul W. Henry, Secretary

/s/ Witness                                            "ASSIGNOR"
-----------------------------


                                            THE AFFINITY GROUP, INC.


/s/ Cathy Davenport                              By: /s/ Scott G. Roix
-----------------------------                       ----------------------------
                                                    Scott G. Roix, President

/s/ Witness                                         "ASSIGNEE"
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                            III. CONSENT OF LANDLORD

         In consideration of the foregoing Assignment and Assumption of Lease and Consent of Guarator, which shall be deemed an integral part of this Consent and not as mere recitals hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Landlord, the undersigned Landlord, for itself and for its successors and assigns, hereby consents to the foregoing assignment of the Lease by the Assignor to the Assignee and represents and warrants to the Assignee that the Lease is in good standing and that there all no uncured defaults or breaches of the Lease by Landlord, Assignor or anyone else.

                                            CITY CENTER ASSOCIATES, LTD.,
                                                 a Florida limited partnership

                                            By its General Partner:

                                            DELMA CITY CENTER CORP.,
                                                 a Delaware corporation


                                            By:
-----------------------------                  ---------------------------------
                                               Patrick D. Barrett, Executive
                                               Vice President

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Assignment and Assumption of Lease
TeleServices Internet Group Inc. --- Assignor
The Affinity Group, Inc. --- Assignee
February ___, 2001
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